UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 31, 2023

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

(c) On August 31, 2023, Southern Missouri Bancorp, Inc. (the “Company”), the holding company for Southern Bank (the “Bank”), hired Stefan Chkautovich to serve as the Company’s Executive Vice President, Chief Financial Officer and Principal Accounting Officer, effective September 18, 2023. Mr. Chkautovich, age 38, joins the Company from Midwest Regional Bank, a bank headquartered in St. Louis, Missouri, with approximately $1.0 billion in assets, where he served as Chief Financial Officer since March 2022. Prior to joining Midwest Regional Bank, Mr. Chkautovich worked at Kennedy Capital Management, in St. Louis, Missouri from August 2016 to March 2022, where he served in several capacities, with the last one being a manager of Kennedy Capital’s Bank Sector Strategy. From May 2007 to July 2016, he served in several positions for the Federal Reserve Bank at St. Louis, with the last one being Senior Bank Examiner.

There are no arrangements or understandings between Mr. Chkautovich and any other persons pursuant to which he was selected as Executive Vice President, Chief Financial Officer and Principal Accounting Officer. Mr. Chkautovich has no family relationship with any other director or executive officer of the Company, nor with any person nominated or chosen to serve as a director or executive officer of the Company. There are no “related party transactions” between Mr. Chkautovich and the Company or the Bank that require disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Chkautovich’s base salary will be $250,000 and he will participate in all of the Company’s employee benefit plans.

Except as set forth above, there are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Chkautovich is a party, or in which he participates, that was entered into or amended, in connection with Mr. Chkautovich being appointed as Executive Vice President, Chief Financial Officer and Principal Accounting Officer of the Company and the Bank.

Matthew T. Funke, who has been serving as the Interim Chief Financial Officer (and principal financial and accounting officer) prior to Mr. Chkautovich’s appointment, will continue to serve as the Company’s President, Chief Administrative Officer and Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: September 5, 2023	By:	/s/ Matthew T. Funke
Matthew T. Funke
President and Chief Administrative Officer